UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2005

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RENOVO HOLDINGS

(Exact name of registrant as specified in its charter)

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Nevada	000-49634	88-0475756
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

100 Candace Drive
Suite 100
Maitland, Florida	32751
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 599-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On November 22, 2005, the Registrant and its sole officer, director and principal stockholder, Stephen W. Carnes, amended the Agreement and Plan of Merger (the "Merger Agreement") dated September 26, 2005 with ei3 Corporation, a Delaware corporation (“ei3”). The Merger Agreement was amended to extend the Termination Date from November 15, 2005 to February 15, 2005.

A copy of the Amendment No. 1 to the Merger Agreement is filed as Exhibit 2.1 to this Current Report.

Section 9 –Exhibits

EXHIBITS

2.1 Amendment No. 1 to Agreement and Plan of Merger among the Registrant, Stephen Carnes and ei3 Corporation, dated November 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVO HOLDINGS

By: /s/Stephen W. Carnes
Stephen W. Carnes, President

Date: November 22, 2005

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